UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2002

NEXTEL PARTNERS, INC.
(Exact Name Of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-29633 (Commission File Number)	91-1930918 (IRS Employer Identification No.)

4500 Carillon Point
Kirkland, Washington 98033
(425) 576-3600

(Address and Telephone Number of Registrant’s Principal Executive Offices)

ITEM 5. OTHER EVENTS.
SIGNATURES

ITEM 5. OTHER EVENTS.

     Andy Rush resigned from the Boards of Directors of Nextel Partners, Inc. (the “Company”) and Nextel Partners Operating Corp., a wholly owned subsidiary of the Company, effective November 22, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL PARTNERS, INC.

Date: November 29, 2002	By:	/s/ DONALD J. MANNING

Donald J. Manning Vice President, General Counsel and Secretary